NETSMART TECHNOLOGIES, INC.
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            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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                                                                August 5, 2004

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                           NETSMART TECHNOLOGIES, INC.

                            Executive Retirement Plan
                                    (AMENDED)

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                           Contents                                 Page


         Section 1.        Purpose of the Plan                        1


         Section 2.        Definitions                                1


         Section 3.        Administration                             2


         Section 4.        Participation                              3


         Section 5.        Payments Under the Plan                    4


         Section 6.        Amendment and Termination of the Plan      5


         Section 7.        General Provisions                         5


         APPENDIX A                                                   7


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                           NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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SECTION 1.     Purposes of the Plan.

1.1 Netsmart Technologies, Inc. (the "Company") has adopted this Executive Retirement, Non-Competition and Consulting Plan effective April 1, 2004 and amended as of August 5, 2004 effective as of April 1, 2004, (as so amended, the "Plan") in order to provide an unfunded retirement benefit to certain current and future management employees of the Company and its Subsidiaries and Affiliates who have attained the required age and length of service with the Company, and who have retired from employment with the Company in good standing.

SECTION 2.     Definitions.

         For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1 "Beneficiary" shall mean the person or persons designated by the Participant under the Plan to receive payments under the Plan in the event of the Participant's death.

2.2      "Board" shall mean the Board of Directors of the Company.

2.3      "Cause" as it pertains to any Participant under this Plan shall mean
         (a) repeated failure to perform material instructions from the Board which are reasonable; or (b) breach of certain covenants not to compete or solicit, or concerning trade secrets, proprietary information, inventions and discoveries, as such covenants are provided by any employment agreement with the Company; or (c) a breach of trust whereby personal gain or benefit is obtained at the expense of or to the detriment of the Company; or (d) a conviction of any felony.

2.4 "Change in Control" shall mean a change in control of the Company as a result of any of the following:

         (a) a change-in-control as such term is defined in Regulation 240.12b-(2) of the Securities Exchange Act of 1934, as amended (the "Act");

         (b) if any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) other than the Company or any person who is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 of the Act) directly or indirectly, of securities of the Company representing twenty percent (25%) of more of the voting power of the Company's then outstanding securities;

         (c) if, during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof unless the election of each new director was nominated, ratified or approved by at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of such period or who were

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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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              elected or appointed with the approval or ratification of at least two-thirds (2/3) of the directors who were directors at the beginning of such period;

         (d) the occurrence of a CSM Disposition as such term is defined in certain senior executive employment agreements of the Company.

2.5      "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.6 "Committee" shall mean the Compensation Committee of the Board of Directors of the Company acting on the majority vote of such Committee.

2.7 "Company" shall mean Netsmart Technologies, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation), and any Subsidiaries or Affiliates thereof.

2.8      "Effective Date" shall mean April 1, 2004.

2.9 "Employee" shall mean any employee employed by the Company on or after the Effective Date of the Plan.

2.10 "Participant" shall mean any Employee of the Company and who has been designated by the Board for participation in this Plan pursuant to Paragraph 4.1 hereof at least 60 days prior to any Retirement hereunder.

2.11 "Payment" or "Payments" shall mean the annual and cumulative financial payment(s) which a Participant is eligible to receive upon Retirement (as herein defined) under the Plan pursuant to the provisions of
         Section 5; provided, that the Participant complies with the non-competition provisions of Paragraph 4.3 and provides consulting services pursuant to the terms of Paragraph 4.4 hereof.

2.12 "Plan" shall mean the Netsmart Technologies Inc. Executive Retirement, Non-Competition and Consulting Plan as set forth herein and as amended from time to time.

2.13 "Retirement" shall mean (solely for purposes of this Plan) the voluntary or involuntary termination of employment (other than for Cause) of any Participant upon such Participant's attainment of a minimum of fifty-five (55) years of age with a minimum of eight (8) years of continuous Company service.

SECTION 3.     Administration.

3.1 The Plan shall be administered by the Committee. Any Retirement by any Participant (as such terms are herein defined) shall be authorized by a majority of the Committee. The Committee shall have full power and authority to interpret, construe and administer the Plan in accordance with the provisions of this Plan document, subject to review by the full Board.

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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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3.2      The Committee shall establish and maintain Plan records and may arrange for the engagement of consultants or legal counsel, and make use of such external resources, as it shall require or deem advisable for the purposes of the Plan. The Committee may rely upon the written opinion of any such consultants or counsel engaged by the Committee, and may also delegate certain tasks and responsibilities necessary to the administration of the Plan to such consultants or counsel, or to certain financial or human resources personnel of the Company.

3.3 To the maximum extent permitted by applicable law, no member of the Committee or the Board shall be personally liable by reason of any resolution, contract or other instrument executed by him in his capacity as a member of the Committee or the Board, nor for any decisions made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board, and each officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated against any cost or expense (including reasonable legal fees) or liability arising out of any action or failure to act taken in good faith in connection with the administration of the Plan.

SECTION 4.     Participation.

4.1 The Board of Directors shall, from time to time, designate those management employees of the Company who shall be Participants under the Plan.

4.2 The participation of any designated Participant shall not be rescinded by the Board or the Committee other than for Cause (as herein defined) or for breach of Paragraph 4.3 hereof.

4.3 While receiving any Payments under this Plan following Retirement, a Participant shall not, without the prior written approval of the Board, directly or indirectly, or through any other individual or entity, become an officer or employee of, or render any services (including consulting services) to any direct competitor of the Company. A direct competitor as defined as a company that is competing in any vertical market that the Company is actively engaged in. Further, a Participant shall not solicit, entice or induce any customer of the Company to cease purchasing goods or services from the Company or to become a customer of any direct competitor of the Company, and shall not solicit, entice or induce any employee of the Company to leave the employ of the Company or to become an employee of any direct competitor of the Company.

4.4 During the six year period that the Participant is receiving Payments under the Plan, the Participant shall be available to serve as a consultant to the Company and shall provide consulting services to the Company upon reasonable notice on an as needed basis; provided, that except as otherwise provided in any consulting agreement between the Company and any Participant, the Participant shall not be required to render such services for more than three (3) days in any one month-period. It is understood that the Participant may not be available on a specific date requested by the Company therefore, so long as the Participant makes himself available within a reasonable period of time from his receipt of the request it shall not constitute

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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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         a breach of the terms of the Plan. Participant shall render such services at such places as may be agreed to by the Participant, either in person or by means of conference telephone, and Company shall reimburse Participant for his reasonable travel-related expenses.

4.5 A Participant's breach of any of the provisions of Paragraph 4.3 or Paragraph 4.4 hereof will result in the termination of all Payments provided hereunder to such Participant unless otherwise determined by the Board in its sole discretion; provided that any such termination due to a breach of Paragraph 4.4 shall not affect a Participant's right to receive Additional Payments pursuant to Paragraph 5.4 hereof.

SECTION 5.     Payments Under the Plan.

5.1 Commencing with the date of the Participant's Retirement (as defined herein), the Company will annually pay to the Participant (or his designated legal representative) the Payments afforded by this Plan. Such Payments are fixed by the terms of this Plan in accordance with the Payment schedule on Appendix A hereof. The Payments shall be paid annually for a period of six calendar years after any such Retirement (including the year of Retirement), subject to the Participant's compliance with the provisions of Paragraphs 4.3 and 4.4 of the Plan.

5.2 Should a Participant die after Retirement but before receiving the full amount of the Payments provided herein, the Company shall continue to make payment of such Payments (as provided in Paragraph 5.1 hereof) to the Participant's Beneficiary, as designated in writing by the Participant and accepted by the Committee, for a period up to and including the sixth calendar year following Retirement (including the year of Retirement). In the absence of any effective designation of Beneficiary, the Payments provided herein shall be payable to the Participant's duly-qualified Executor or Administrator for the benefit of the Participant's estate.

5.3 Payment of Payments under this Plan shall be made annually in no more than four equal quarterly installments or (at the discretion of the Committee) payment may be made in one annual installment of the entire amount payable to the Participant. These payment(s) shall be made at such time(s) as is convenient for the Company (but in no event shall any annual or quarterly installment payments commence after March 31 of each year in which such Payments are payable).

5.4 In addition to the Payments provided by Paragraph 5.1 hereof, the Participant shall continue to receive for life the health benefits (including major medical, accident, life and long-term disability insurance) provided by the Company pursuant to the terms and conditions of any Employment Agreement in effect between the Company and the Participant immediately preceding such Participant's Retirement, and such health benefits shall be considered the Additional Payments hereunder.

5.5 All Payments provided for under the Plan shall be paid in cash from the general funds of the Company, provided, however, that such Payments shall be reduced by the amount of any payments made to the Participant

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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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         or his Beneficiary or estate from any trust, special or separate fund, or insurance policy, established by the Company to assure such payments. If the Company, in its sole discretion, elects to establish any such trusts, or special or separate funds, or elects to make any investments or purchase any insurance to aid it in meeting its obligations hereunder, the Participant or his Beneficiary or estate shall have no right, title or interest whatsoever in or to any such trusts, funds, investments, or insurance. Nothing contained in this Plan, and no action taken pursuant to any provisions of the Plan, shall create or be construed to create a trust of any kind between the Company and the Participant or his Beneficiary or estate. To the extent that any Participant acquires the right to receive Payments hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

SECTION 6.     Amendment and Termination of the Plan.

6.1 The Plan may be amended or suspended, in whole or in part, by the Board at any time, but no such action shall retroactively impair or otherwise adversely affect the rights of any Participant to receive the Payments to which such Participant is otherwise entitled under the Plan prior to the date of such action, regardless of whether the Participant is then receiving Payments or merely entitled to receive them.

6.2 The Board may terminate the Plan at any time. However, the Payments then being paid or then owed to any Participant under Section 5 hereof shall commence or continue to be paid until paid in full. Notwithstanding the foregoing, no termination of the Plan upon the occurrence of a Change in Control of the Company shall have effect of reducing or eliminating the Payments then being paid or then owed to any Participant.

6.3 Nothing in the Plan shall preclude the Company from selling to, consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation, and such corporation shall assume this Plan and all obligations of the Company hereunder.

SECTION 7.     General Provisions.

7.1 Nothing in this Plan shall be construed to affect in any manner the rights and privileges of any Employee or Participant to be covered by or participate in any employee benefit plan which the Company may now or in the future provide.

7.2 Nothing contained herein shall confer upon any Participant or Employee the right to be retained in the employ of the Company, nor interfere with the right of the Company to terminate the employment of any Participant or Employee without regard to the existence of this Plan. Notwithstanding any other provisions of this Plan, in the event of a Participant's termination for Cause, such Participant or his Beneficiary or estate shall forfeit all rights to payments under the Plan.


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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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7.3      The Plan is intended to constitute an "unfunded plan for management or other highly compensated individuals" as defined in the Employee Retirement Income Security Act of 1974 (ERISA) and shall therefore not be construed as a qualified employee retirement benefit program. Notwithstanding the foregoing, the Plan may be subject to certain provisions of ERISA, including certain requirements relating to reporting, disclosure, enforcement and claims.

7.4 The Company may withhold from any Payments payable under the Plan all Federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

7.5 All expenses incurred in administering the Plan shall be paid by the Company and none shall be paid by the Participant.

7.6 No right to any amount payable at any time under the Plan may be assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except as expressly provided herein. This Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Participant, his Beneficiary and estate.

7.7 This Plan shall be construed, regulated and administered according to the Code and the laws of the State of New York.

7.8 Any dispute under the Plan shall be resolved by binding arbitration in Nassau County, New York. Pending the outcome of the dispute, the Company shall pay the Participant all amounts due to him without regard to the dispute; provided, however, that if the Company shall be the prevailing party in such a proceeding, the Participant shall promptly repay all amounts that he received during pendency of the proceeding.


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                          NETSMART TECHNOLOGIES, INC.

            Executive Retirement, Non-Competition and Consulting Plan
                                    (AMENDED)

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                                   APPENDIX A


                Schedule of Payments Under the Plan at Retirement
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         Retirement Year                                  Maximum Annual Payment
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     After April 1, 2004 but on or before March 31, 2005            $ 85,000

     On or after April 1, 2005 but on or before March 31, 2006      $ 93,500

     On or after April 1, 2006 but on or before March 31, 2007      $102,850

     On or after April 1, 2007 but on or before March 31, 2008      $113,135

     On or after April 1, 2008 but on or before March 31, 2009      $124,448

     On or after April 1, 2009                                      $136,893
                                                               (Maximum Payment)